Analyst Presentations
Boston and New York
April 23-24, 2002

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PINNACLE WEST CAPITAL CORPORATION

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations and the company assumes no obligation to update these statements. Because actual results may differ materially from expectations, the company readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by the company. These factors include the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona and APS' October 2001 ACC filing; the outcome of regulatory and legislative proceedings relating to the restructuring; state and federal regulatory and legislative decisions and actions, including the price mitigation plan adopted by the FERC in June 2001; regional economic and market conditions, including the California energy situation and completion of generation construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital; weather variations affecting local and regional customer energy usage; conservation programs; power plant performance; the successful completion of the company's generation expansion program; regulatory issues associated with generation expansion, such as permitting and licensing; the company's ability to compete successfully outside traditional regulated markets (including the wholesale market); technological developments in the electric industry; and the strength of the real estate market in SunCor's market areas, which include Arizona, New Mexico and Utah.

Pinnacle West
Presentation Agenda

- Strategic overview
- Western power market overview
- Power marketing and hedging
- Regulated delivery issues
- Generation operations and expansion
- Financial objectives and results

Chairman's Strategic Overview

Western Power Market Overview

Marketing & Trading and Hedging

Western Power Markets
Wholesale Electricity Prices
Average Daily Prices -- Palo Verde



$/MWh
300
250
200
150
100
50
0
On-Peak Actual
Off-Peak Actual
On-Peak Forwards
J F M A M J J A S O N D J F M A M J J A S O N D
2001
2002

Western Power Markets

Natural Gas Prices

Average Daily Prices -- Permian Basin


$/MMBTU
10
8
6
4
2
0
Actual
Forwards
J F M A M J J A S O N D J F M A M J J A S O N D
2001
2002

Western Power Markets

Spark Spreads*

Implied Heat Rate



MMBTU/MWh
80
60
40
20
0
Actual
Forecast
J F M A M J J A S O N D J F M A M J J A S O N D
2001
2002

*Based on Palo Verde on-peak electricity and San Juan gas

Western Power Market Influences

- Regulatory pressures flatten spark spreads
- FERC market interference
- California DWR contracts and issues

Pinnacle West
Enterprisewide Hedging Strategy


MWs
8,000
6,000
4,000
2,000
0
2002
2003
2004
Hedge
West Phoenix 5
Saguaro
Redhawk 1 & 2
Existing Resources
Retail Peak Load

Pinnacle West
Natural Gas Supply


BCF
50
40
30
20
10
0
Requirements
Current Supply
2002
(Remaining)
2003
2004

El Paso Natural Gas Line
FERC Issues

- Arizona companies signed firm contracts
- California shippers contesting firm requirements contracts
- Staff recommendation would reduce Arizona rights
- Technical conference

Regulatory Update

APS Regulatory Plan

- APS filed with ACC in October 2001 requests for:
  - Variance from competitive bidding requirements
  - Approval of purchase power agreement
- Hearing to begin on April 29, 2002
- Major issues
  - Competitive bidding amounts
  - Purchase power agreement pricing
  - Certain terms and conditions
  - Market power

APS Regulatory Plan

- Generation asset transfer
  - Still required by end of 2002
  - ACC Staff has recommended "stay" pending outcome of generic proceedings
- Related developments
  - ACC generic review proceedings on electric restructuring
  - Panda show-cause motion on bidding

ACC Generic Review Proceedings on Electric Restructuring

- All three commissioners desire to "re-look" at Electric Competition Rules
- Interested parties have responded to commissioners' questions
- ACC Staff report recommends continued wholesale/retail competition, but also unspecified rule changes

ACC Generic Review Proceedings on Electric Restructuring

- ACC staff urges commission review in six specific areas
  - ACC monitoring of market conditions and market power
  - Competitive bidding process guidance
  - Alternatives to generation asset transfers
  - Transmission constraints
  - Adjustor mechanisms for standard-offer rates
  - Customer shopping credits
- Generic time table

Legal Proceedings
Related to Regulatory Matters

- 1999 APS Settlement Agreement
  - Affirmed by Arizona Supreme Court
- Electric Competition Rules
  - Declared unconstitutional by Arizona Superior Court
  - Still in effect pending review by Arizona Court of Appeals

Regulated Delivery Update

West Connect - RTO



Western Area Power Administration
Cheyenne Light, Fuel & Power Co.
Platte River Power Authority
PSC of Colorado
Tri-State/Plains G & T Association
UtiliCorp United, Inc.
Navajo Tribal Utility Authority
Citizens Utilities Co.
PSC of New Mexico
Salt River Project
Texas-New Mexico Power Co.
Arizona Public Service Co.
El Paso Electric Co.
Tucson Electric Power Co.
Arizona Electric Power Coop, Inc.
EEI

West Connect - RTO

- Filing made October 15, 2001
- No action by FERC to date
- Filing parties
  - Arizona Public Service
  - El Paso Electric
  - Public Service of New Mexico
  - Tucson Electric Power

West Connect - RTO

- Entities supporting the filing
  - Salt River Project
  - Washington Area Power Administration
  - Southwest Transmission Corporation
- Discussions with Translink and Public Service of Colorado

Retail Customer Strategies

- Capitalize on superior customer growth

Superior Retail Customer Growth


Percent
5.0
4.0
3.0
2.0
1.0
0.0
APS
Industry Average
1997
1998
1999
2000
2001
2002
2003
2004
Estimates

Retail Customer Strategies

- Capitalize on superior customer growth
- Maintain high customer satisfaction

Retail Customer Satisfaction
J.D. Power Performance Comparisons

	APS	West Region	Rank Within Region
Overall Customer Satisfaction Index	103	95	2 of 10
Power Quality & Reliability	103	97	3 of 10
Company Image	105	93	2 of 10
Price & Value	104	93	2 of 10
Billing & Payment	107	97	1 of 10
Customer Service	105	100	3 of 10

Retail Customer Strategies

- Capitalize on superior customer growth
- Maintain high customer satisfaction
- Provide reliable service

Retail Customer Strategies

- Capitalize on superior customer growth
- Maintain high customer satisfaction
- Provide reliable service
- Achieve constructive regulatory plan

Power Markets, Marketing & Trading and Regulated Delivery Summary

- Superior retail customer growth continues
- Western market conditions provide challenges, yet opportunities, for marketing and trading results
- Hedging manages risks of power and fuel procurement
- Constructive regulatory outcomes being sought

Generation Overview

Pinnacle West Generation

- Existing generation
- Generation expansion
- Market position

Major Generators in the West



MWs
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Pinnacle West
Operated
Planned
Under Construction
Existing

Competitive Baseload Production Cost


$/MWh
25
20
15
10
19
18
17
18
16
16
1995
2000
2001
Pinnacle West
National Average

Top-Tier Power Plant Performance



Palo Verde
Capacity Factor
100%
90%
80%
70%
60%
50%
APS
92.1%*
90.0%
National Average
'95 '96 '97 '98 '99 '00 '01 '02
* Year-to-date April 15, 2002
Coal Plants
Capacity Factor
100%
90%
80%
70%
60%
50%
APS
83.0%*
72.0%
National Average
'95 '96 '97 '98 '99 '00 '01 '02
* Year-to-date April 15, 2002

Pinnacle West Generation

- Coal plant performance
  - Surpassed generation records in 2001
  - 2001 capacity factor of 84%
- Gas units
  - High availability
  - West Phoenix CC4: 99.8% availability
- Nuclear performance
  - Fourth consecutive INPO 1
  - Met the challenges of two simultaneous outages

Palo Verde Refueling Outages

- Unit 2 - Spring 2002
  - Reactor vessel head inspection complete - no repairs required
  - Modifications made for steam generator replacement in Fall 2003
- Unit 1 - Fall 2002
  - Reactor vessel head inspection
  - Steam generator chemical cleaning

Nuclear Reactor Vessel Head


6- 8 inches carbon steel
Control Element
Drive Mechanism
3/8 inch stainless
steel cladding

Steam Generator Replacement



Copper Eagle Natural Gas Storage


Drilling, testing, analysis
Negotiate bids for storage capacity
Prepare permits
Targeted Project approval
First Cavern in operation
Jan
Feb
Mar
Apr
May
Jun
July
Aug
Sep
July
2002
2005

Pinnacle West
Generation Expansion Strategy

- Disciplined
- Flexible to meet load growth

Pinnacle West
Growing Generation Capability

Commercial Operation	New Facilities	MWs
2001	West Phoenix 4	120
2002	Redhawk 1 & 2	1,060
2002	Saguaro CT 3	80
2003	West Phoenix 5	530
2004	Silverhawk	570
2006/2007	Redhawk 3 and 4	1,060

Pinnacle West Generation Resources Growing in Pace with Demand


MWs
10,000
7,500
5,000
2,500
0
Peak load plus reserves
West Phoenix 4
Redhawk 1, 2 Saguaro
West Phoenix 5
Silverhawk
Redhawk 3, 4
2001
2002
2003
2004
2005
2006
2007

Southwest Electricity Supply & Demand


MWs
75,000
60,000
45,000
30,000
2002
2003
2004
2005
2006
Existing Generation
New Generation
Peak Load with Reserves

Pinnacle West Generation Fuel Mix

- Dependable, stable supply mix
- PNW will benefit from the market during low hydro or high gas years


2004
Percent
Pinnacle West
Southwest
100
80
60
40
20
0
29
43
28
6
37
39
19
Nuclear
Coal
Gas
Hydro

Pinnacle West
Total Generation Cost


$/MWh
75
50
25
0
Pinnacle West
Regional Merchants
Fuel
O&M
Other

Pinnacle West
Generation Summary

- Favorable fuel mix
- Competitive production cost
- Top nuclear and coal production
- High plant reliability
- Disciplined expansion plan

Financial Objectives and Results

Pinnacle West
EPS Before Accounting Change



Three Months Ended
March 31
$ per share
0.75
0.50
0.25
0.00
$0.63
$0.73
2002
2001
Twelve Months Ended
March 31
$ per share
5.00
4.00
3.00
2.00
1.00
0.00
$3.76
$3.65
2002
2001

Pinnacle West
Earnings Drivers 2002 - 2003

- Strong retail customer growth
- Reversal of 2001 reliability program costs
- Regulatory asset amortization
- Retail price reductions
- Power marketing and trading results
- Regulatory and legislative developments
- SFAS No. 133
- Weather effects
- Economic conditions

Pinnacle West

Power Marketing & Trading Results

Periods Ended March 31, 2002



$ Millions
250
200
150
100
50
0
Net change in mark-to-market
Realized margin
$40M
97.5%
$250M
70.0%
Quarter
Twelve Months

Pinnacle West versus Industry
Cash Flow Per Share



$ per Share
10.00
8.00
6.00
4.00
2.00
0.00
7.39
4.75
7.69
4.92
8.11
5.04
8.64
5.42
8.89
5.46
1997
1998
1999
2000
2001
Pinnacle West
S&P Electric Utilities

Pinnacle West versus Electric Industry Dividend Growth 1997 - 2001



Compound Annual Growth Rate
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
Pinnacle West

Excludes companies that eliminated their dividends during the period

Pinnacle West
Consolidated Debt Ratio*



2004 Target of ≤ 55%
60%
50%
40%
30%
2000
2001
2004

* Adjusted for Palo Verde unit 2 sale/leaseback

Pinnacle West
Managing Growth with Financial Strength


Capital Expenditures
$ Millions
1,200
900
600
300
0
2001
2002
2003
2004
Other
Generation Expansion
Existing Generation
Delivery


Financing Requirements
$ Millions
1,500
1,000
500
0
(500)
2001
2002
2003
2004
Net New Financing
Redemptions

Pinnacle West Financial Focus

- Manage business strategies for superior shareholder value creation
- Continue superior combined earnings and dividend growth
- Maintain balance sheet strength

"As a company, we strive to remain flexible in the face of changing markets, yet unwavering in our commitments to increasing customer satisfaction and shareholder value."

-- Pinnacle West 2001 Annual Report
Letter to Shareholders

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PINNACLE WEST CAPITAL CORPORATION